Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By EDGAR

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

RE:  Smith Barney Diversified Futures Fund L.P. II
     Supplement to Registration Statement on Form S-1
     File No. 333-3538

Ladies and Gentlemen:

On Behalf of Smith Barney Diversified Futures Fund L.P. II (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b) (3) of the Securities Act of 1933, as amended, a Supplement dated May 31, 1997 to the Partnership's final prospectus dated May 31, 1996.

Should you have any questions, please telephone me at 723-5424.

Very truly yours,

/s/ Daniel A. Dantuono
    Daniel A. Dantuono
    Chief Financial Officer and
    Director

Enclosures
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
                                 Smith Barney
                       Diversified Futures Fund L.P. II
                                   May 1997



The net asset value of the Smith Barney Diversified Futures Fund L.P. II was $1,109.52 at the end of May, down 0.3% from the close of April. Continued volatility and difficult trading conditions in financial futures markets led to overall negative results for the month.

Losses incurred in the financial futures markets were mainly due to volatile trading conditions in global currencies. Advisors' positions in the Japanese yen produced the largest losses as sentiment for the currency shifted sharply during the month. Global interest rate markets were equally unsettled, reflecting U.S. interest rate concerns and doubts about monetary union in Europe. Small gains in stock indices, generated from advisors' positions in the Japanese nikkei, failed to offset losses in the global bond markets.

In the energy markets, positions in crude oil resulted in losses. In the metals markets, increased industrial demand for copper pressured prices upward, resulting in gains for the advisors' long positions.

In the softs markets, coffee prices continued an upward trend, exceeding $3 a pound by month end as labor unrest and heavy rains in major producing countries threatened to reduce already tight inventories. Advisors continued to gain from these positions.

The powerful trends across several market sectors that gave the advisors such strong performance in the last quarter of 1996 and early 1997 appear to have ended. The recently volatile but non-trending markets are a normal part of a concluding market cycle and often set the stage for impending new trends.


Smith Barney Futures Management Inc.

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                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                Account Statement
                              For the Period May 1,
                              Through May 31, 1997


                                                                Percent
                                                              of Average
                                                              Net Assets
                                                             -------------

Realized losses from trading           $      (2,260,974)           (2.42)%
Change in unrealized gains/losses
   from trading                                2,542,192             2.72
                                       -----------------     -------------

                                                 281,218             0.30

Less, Brokerage commissions
   and clearing fees ($14,316)                   529,442             0.57
                                       -----------------     -------------


Net realized and unrealized losses              (248,224)           (0.27)
Interest Income                                  312,573             0.33
                                       -----------------     -------------

                                                  64,349             0.06
                                       -----------------     -------------

Less, Expenses:
   Management fees                               217,151             0.23
   Other expenses                                134,149             0.14
                                       -----------------     -------------

                                                 351,300             0.37
                                       -----------------     -------------

Net Loss                                        (286,951)           (0.31)%
                                                             =============

Additions (6,836.0709 L.P. units at
April 30, 1997 net asset value
per unit of $1,112.92)                         7,608,000

Additions (67.3903 G.P. units at
April 30, 1997 net asset value
per unit of $1,112.92)                            75,000

Redemptions (541.1832 units at
May 31, 1997 net asset value
per unit of $1,109.52)                          (600,454)
                                       -----------------

Increase in net assets                         6,795,595

Net Assets, April 30, 1997                    86,363,735

                                       =================
Net Assets, May 31, 1997               $      93,159,330
                                       =================


Net asset value per unit               $        1,109.52
   ($93,159,330/83,963.5257 units)     =================



To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.

By: /s/ Daniel A. Dantuono
        Daniel A. Dantuono
        Chief Financial Officer

Smith Barney
Futures Management Inc.
General Partner, Smith Barney
Diversified Futures Fund L.P. II

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